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                                                                    Exhibit 10.2

                                 FIRST AMENDMENT
                                       TO
               1999 FIRST RELIANCE BANK EMPLOYEE STOCK OPTION PLAN

     THIS FIRST AMENDMENT (the "First Amendment") is made as of this ____ day of September, 1999 by FIRST RELIANCE BANK (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company maintains the 1999 First Reliance Bank Employee Stock Option Plan (the "Plan") for the benefit of employees of the Company; and

     WHEREAS, in Section 5.2 of the Plan, the Company reserved the right by action of the Stock Option Committee of the Board of Directors (the "Committee") to amend the Plan; and

     WHEREAS, the Committee now desires to amend the Plan;

     NOW, THEREFORE, in consideration of the premises, the Company covenants and agrees that the Plan is amended as follows, effective as of August 16, 1999.

     1. Section 5.2 of the Plan is amended so as to make the last four lines of such section read as follows:

          "and provided further that, if and only if the shareholders approve the Plan as contemplated in Section 5.9, the Committee may not materially increase the number of shares of Common Stock authorized under Section 3.2 of this Plan or materially modify this Plan's requirements as to eligibility for participation without the approval of the shareholders of the Company."

     2. The Company reserves the right by action of the Committee to amend further at any time any of the terms and provisions of the Plan as amended hereby. Except as expressly or by necessary implication amended hereby, the Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officers as of the day and year first above written.

                                 FIRST RELIANCE BANK


                                   By:    F.R. Saunders, Jr.
                                          -----------------------------------
                                   Its:   President and Chief Executive Officer
                                          --------------------------------------

[CORPORATE SEAL]

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